UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 19, 2022

Date of Report (Date of earliest event reported)

Limitless X Holdings Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-56453	81-1034163
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

9454 Wilshire Blvd., #300, Beverly Hills, CA 90212

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 855-413-7030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Securityholders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation Effecting a 1:30 Reverse Stock Split

On October 26, 2022, pursuant to the approval of a majority of the voting interests, Limitless X Holdings Inc., a Delaware corporation (the “Company”), approved a 1:30 reverse stock split of the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”) to be effected at any time prior to December 31, 2022, as determined by the Board of Directors.

In connection therewith, on December 19, 2022, the Company filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation effecting the Reverse Stock Split. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

As a result of the Reverse Stock Split, the total number of shares of common stock held by each shareholder will be converted automatically into the number of whole shares of common stock equal to (i) the number of shares of common stock held by such shareholder immediately prior to the Reverse Split, divided by (ii) 30, and then rounded up to the nearest whole number.

No fractional shares will be issued, and no cash or other consideration will be paid. Instead, the Company will issue one whole share of the post-split common stock to any shareholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

The Reverse Stock Split will not affect the number of shares of authorized stock.

In connection with the Reverse Stock Split, the CUSIP number of the common stock will be changed to 090622309.

The Market Effective Date for the Reverse Split is December 21, 2022. In connection with the Reverse stock Split, a “D” will be placed on the Company’s ticker symbol for 20 business days. After 20 business days, the symbol will then change back to “VYBE.”

Item 9.01 Financial Statements and Exhibit

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation filed December 19, 2022
104	Cover Page Interactive Data File (formatted as an Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Limitless X Holdings Inc.

Dated: December 21, 2022	By:	/s/ Jaspreet Mathur
Jaspreet Mathur
Chief Executive Officer

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